UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2012

Starwood Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34436 (Commission File Number)	27-0247747 (IRS Employer Identification No.)

591 West Putnam Avenue Greenwich, CT	06830
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number,
including area code:
(203) 422-7700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CAR 230.425)

☐    Soliciting material pursuant to Rule lea-12 under the Exchange Act (17 CAR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CAR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Item 5.07.              Submission of Matters to a Vote of Security Holders.

On May 2, 2012, Starwood Property Trust, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders.  The following matters were considered and acted upon, with the results indicated below:

Proposal 1 — Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Richard D. Bronson	65,442,340	771,472	17,625,678
Jeffrey F. DiModica	64,483,505	1,730,307	17,625,678
Jeffrey G. Dishner	55,056,807	11,157,005	17,625,678
Camille J. Douglas	65,446,228	767,585	17,625,678
Boyd W. Fellows	63,624,529	2,589,283	17,625,678
Barry S. Sternlicht	64,728,078	1,485,734	17,625,678
Strauss Zelnick	65,438,900	774,913	17,625,678

Proposal 2 — Advisory Vote on Executive Compensation

For	Against	Abstentions	Broker Non-Votes
65,281,927	473,626	458,258	17,625,679

Proposal 3 — Ratification of Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2012

For	Against	Abstentions	Broker Non-Votes
83,610,276	168,491	60,723	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2012	STARWOOD PROPERTY TRUST, INC.

	By:	/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen
	Title:	Authorized Signatory